CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2

                           $650,000,000 (APPROXIMATE)
                              Subject to Revision

                     May 17, 2001- Computational Materials

Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


DEAL NAME:      CHASE FUNDING 2001-2 PRICED
BOND: IIA2 SCENARIO

               DATE            BALANCE           PRINCIPAL
TOTALS:                                     304,980,000.00



PERIOD         DATE            BALANCE           PRINCIPAL
 0                       304,980,000.00                  0
 1       6/25/2001       297,701,902.58       7,278,097.42
 2       7/25/2001       288,795,108.99       8,906,793.58
 3       8/25/2001       280,121,866.78       8,673,242.22
 4       9/25/2001       271,676,075.89       8,445,790.89
 5       10/25/2001      263,451,795.19       8,224,280.70
 6       11/25/2001      255,443,238.29       8,008,556.90
 7       12/25/2001      247,644,769.55       7,798,468.74
 8       1/25/2002       240,050,900.14       7,593,869.41
 9       2/25/2002       232,656,284.23       7,394,615.91
10       3/25/2002       225,455,715.27       7,200,568.96
11       4/25/2002       218,444,122.38       7,011,592.89
12       5/25/2002       211,616,566.81       6,827,555.57
13       6/25/2002       204,050,439.33       7,566,127.48
14       7/25/2002       196,650,094.26       7,400,345.07
15       8/25/2002       189,470,816.30       7,179,277.96
16       9/25/2002       182,477,447.77       6,993,368.54
17       10/25/2002      176,107,719.88       6,369,727.88
18       11/25/2002      170,287,651.97       5,820,067.91
19       12/25/2002      164,620,472.16       5,667,179.81
20       1/25/2003       159,102,182.27       5,518,289.90
21       2/25/2003       153,728,888.34       5,373,293.93
22       3/25/2003       148,496,797.96       5,232,090.38
23       4/25/2003       143,402,217.57       5,094,580.38
24       5/25/2003       138,443,710.70       4,958,506.88
25       6/25/2003       133,616,049.51       4,827,661.18
26       7/25/2003       128,915,259.52       4,700,789.99
27       8/25/2003       124,338,022.15       4,577,237.37
28       9/25/2003       119,881,105.36       4,456,916.79
29       10/25/2003      115,541,361.37       4,339,743.98
30       11/25/2003      111,315,724.52       4,225,636.86
31       12/25/2003      107,201,209.05       4,114,515.47
32       1/25/2004       103,194,907.09       4,006,301.96
33       2/25/2004        99,293,986.61       3,900,920.48


1 ML: 4.12%
6 ML: 4.06%


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.





[LOGO OMITTED]




DEAL NAME:      CHASE FUNDING 2001-2 PRICED
BOND: IIA2 SCENARIO

            DATE             BALANCE             PRINCIPAL
TOTALS:                                     304,980,000.00


PERIOD      DATE             BALANCE             PRINCIPAL
34       3/25/2004        95,495,689.45       3,798,297.16
35       4/25/2004        91,797,329.38       3,698,360.07
36       5/25/2004        88,198,478.65       3,598,850.74
37       6/25/2004        88,198,478.65                  0
38       7/25/2004        88,198,478.65                  0
39       8/25/2004        88,198,478.65                  0
40       9/25/2004        88,198,478.65                  0
41       10/25/2004       86,095,259.48       2,103,219.16
42       11/25/2004       83,810,851.07       2,284,408.41
43       12/25/2004       81,586,575.97       2,224,275.10
44       1/25/2005        79,420,859.65       2,165,716.31
45       2/25/2005        77,312,168.68       2,108,690.97
46       3/25/2005        75,259,009.62       2,053,159.06
47       4/25/2005        73,259,927.99       1,999,081.62
48       5/25/2005        71,313,507.30       1,946,420.69
49       6/25/2005        69,418,368.00       1,895,139.31
50       7/25/2005        67,573,166.53       1,845,201.46
51       8/25/2005        65,776,594.44       1,796,572.09
52       9/25/2005        64,027,377.40       1,749,217.04
53       10/25/2005       62,324,274.36       1,703,103.04
54       11/25/2005       60,666,076.65       1,658,197.71
55       12/25/2005       59,051,607.19       1,614,469.47
56       1/25/2006        57,479,719.59       1,571,887.60
57       2/25/2006        55,949,297.43       1,530,422.16
58       3/25/2006        54,459,253.43       1,490,044.00
59       4/25/2006        53,008,528.70       1,450,724.73
60       5/25/2006        51,596,319.07       1,412,209.62
61       6/25/2006        50,221,438.79       1,374,880.28
62       7/25/2006        48,882,850.63       1,338,588.16
63       8/25/2006        47,579,602.57       1,303,248.05

64       9/25/2006        46,310,767.48       1,268,835.10
65       10/25/2006       45,075,442.41       1,235,325.06
66       11/25/2006       43,872,748.05       1,202,694.37
67       12/25/2006       42,701,828.01       1,170,920.04

1 ML: 4.12%
6 ML: 4.06%


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.[LOGO OMITTED]




DEAL NAME:      CHASE FUNDING 2001-2 PRICED
BOND: IIA2 SCENARIO

                 DATE                     BALANCE                  PRINCIPAL
TOTALS:                                                       304,980,000.00


PERIOD           DATE                     BALANCE                  PRINCIPAL
68            1/25/2007                41,561,848.32            1,139,979.69
69            2/25/2007                40,451,996.79            1,109,851.53
70            3/25/2007                39,371,482.44            1,080,514.34
71            4/25/2007                38,319,534.99            1,051,947.45
72            5/25/2007                37,295,404.29            1,024,130.71
73            6/25/2007                36,298,359.77              997,044.52
74            7/25/2007                35,327,689.99              970,669.78
75            8/25/2007                34,382,702.10              944,987.89
76            9/25/2007                33,462,721.37              919,980.73
77            10/25/2007               32,567,090.70              895,630.67
78            11/25/2007               31,695,170.20              871,920.51
79            12/25/2007               30,846,336.68              848,833.52
80            1/25/2008                30,019,983.29              826,353.40
81            2/25/2008                29,215,519.01              804,464.27
82            3/25/2008                28,432,368.33              783,150.68
83            4/25/2008                27,669,970.76              762,397.57
84            5/25/2008                26,927,780.49              742,190.27
85            6/25/2008                26,205,265.99              722,514.50
86            7/25/2008                26,205,265.99
87            8/25/2008
88            9/25/2008
89            10/25/2008

1 ML: 4.12%
6 ML: 4.06%


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED]





DEAL NAME:      CHASE FUNDING 2001-2 PRICED
BOND: IIM1 SCENARIO

                 DATE                   BALANCE           PRINCIPAL
TOTALS:                                               27,037,500.00


PERIOD           DATE                   BALANCE           PRINCIPAL
 0                                     27,037,500.00             0
 1            6/25/2001                27,037,500.00             0
 2            7/25/2001                27,037,500.00             0
 3            8/25/2001                27,037,500.00             0
 4            9/25/2001                27,037,500.00             0
 5            10/25/2001               27,037,500.00             0
 6            11/25/2001               27,037,500.00             0
 7            12/25/2001               27,037,500.00             0
 8            1/25/2002                27,037,500.00             0
 9            2/25/2002                27,037,500.00             0
10            3/25/2002                27,037,500.00             0
11            4/25/2002                27,037,500.00             0
12            5/25/2002                27,037,500.00             0
13            6/25/2002                27,037,500.00             0
14            7/25/2002                27,037,500.00             0
15            8/25/2002                27,037,500.00             0
16            9/25/2002                27,037,500.00             0
17            10/25/2002               27,037,500.00             0
18            11/25/2002               27,037,500.00             0
19            12/25/2002               27,037,500.00             0
20            1/25/2003                27,037,500.00             0
21            2/25/2003                27,037,500.00             0
22            3/25/2003                27,037,500.00             0
23            4/25/2003                27,037,500.00             0
24            5/25/2003                27,037,500.00             0
25            6/25/2003                27,037,500.00             0
26            7/25/2003                27,037,500.00             0
27            8/25/2003                27,037,500.00             0
28            9/25/2003                27,037,500.00             0
29            10/25/2003               27,037,500.00             0
30            11/25/2003               27,037,500.00             0
31            12/25/2003               27,037,500.00             0
32            1/25/2004                27,037,500.00             0
33            2/25/2004                27,037,500.00             0

1 ML: 4.12%
6 ML: 4.06%



THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED]





DEAL NAME:      CHASE FUNDING 2001-2 PRICED
BOND: IIM1 SCENARIO

                 DATE                    BALANCE                   PRINCIPAL
TOTALS:                                                        27,037,500.00


PERIOD           DATE                    BALANCE                   PRINCIPAL
34            3/25/2004                27,037,500.00                       0
35            4/25/2004                27,037,500.00                       0
36            5/25/2004                27,037,500.00                       0
37            6/25/2004                27,037,500.00                       0
38            7/25/2004                27,037,500.00                       0
39            8/25/2004                23,074,256.13            3,963,243.87
40            9/25/2004                18,970,239.95            4,104,016.18
41            10/25/2004               18,113,950.72              856,289.24
42            11/25/2004               17,633,317.92              480,632.80
43            12/25/2004               17,165,337.27              467,980.65
44            1/25/2005                16,709,677.49              455,659.78
45            2/25/2005                16,266,015.93              443,661.56
46            3/25/2005                15,834,038.36              431,977.57
47            4/25/2005                15,413,438.76              420,599.60
48            5/25/2005                15,003,919.08              409,519.68
49            6/25/2005                14,605,189.06              398,730.02
50            7/25/2005                14,216,966.01              388,223.05
51            8/25/2005                13,838,974.63              377,991.38
52            9/25/2005                13,470,946.79              368,027.84
53            10/25/2005               13,112,621.36              358,325.42
54            11/25/2005               12,763,744.05              348,877.31
55            12/25/2005               12,424,067.18              339,676.87
56            1/25/2006                12,093,349.55              330,717.63
57            2/25/2006                11,771,356.26              321,993.29
58            3/25/2006                11,457,858.54              313,497.72
59            4/25/2006                11,152,633.60              305,224.94
60            5/25/2006                10,855,506.58              297,127.01
61            6/25/2006                10,566,232.53              289,274.06
62            7/25/2006                10,284,594.66              281,637.87
63            8/25/2006                10,010,392.65              274,202.00
64            9/25/2006                 9,743,431.43              266,961.22
65            10/25/2006                9,483,521.00              259,910.43
66            11/25/2006                9,230,476.34              253,044.67
67            12/25/2006                8,984,117.24              246,359.10

1 ML: 4.12%
6 ML: 4.06%




THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED]





DEAL NAME:      CHASE FUNDING 2001-2 PRICED
BOND: IIM1 SCENARIO

                 DATE                   BALANCE                 PRINCIPAL
TOTALS:                                                     27,037,500.00


PERIOD           DATE                   BALANCE                 PRINCIPAL
68            1/25/2007                8,744,268.23            239,849.01
69            2/25/2007                8,510,758.41            233,509.82
70            3/25/2007                8,283,421.35            227,337.06
71            4/25/2007                8,062,094.97            221,326.38
72            5/25/2007                7,846,621.42            215,473.55
73            6/25/2007                7,636,846.98            209,774.44
74            7/25/2007                7,432,621.95            204,225.03
75            8/25/2007                7,233,800.55            198,821.40
76            9/25/2007                7,040,240.81            193,559.74
77            10/25/2007               6,851,804.46            188,436.35
78            11/25/2007               6,668,356.85            183,447.60
79            12/25/2007               6,489,766.87            178,589.98
80            1/25/2008                6,315,906.82            173,860.05
81            2/25/2008                6,146,652.35            169,254.47
82            3/25/2008                5,981,882.35            164,770.00
83            4/25/2008                5,821,478.89            160,403.45
84            5/25/2008                5,665,327.14            156,151.76
85            6/25/2008                5,513,315.24            152,011.90
86            7/25/2008                                      5,513,315.24
87            8/25/2008
88            9/25/2008
89            10/25/2008

1 ML: 4.12%
6 ML: 4.06%



THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED]